SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) February 6, 2003

                         Commission File Number: 000-28107

INCITATIONS, INC.
                 (Name of small business issuer in its charter)

           NEVADA                                        88-9399260
----------------------------                 -----------------------------
(State or other jurisdiction               (IRS Employer Identification No.)
    of incorporation or
       organization)


800 North Rainbow Blvd. Suite 308                  Las Vegas, Nevada, 89107
----------------------------------------          ----------------------------
(Address of principal administrative                (City, State, Zip Code)
              offices)

                                  702-948-5000
                       -----------------------------------
                         (Registrants telephone number)


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Item 1.  CHANGE IN CONTROL OF REGISTRANT

	On April 22, 2003, Betty North purchased a majority of the issued and outstanding shares of the registrant. The table set forth below reflects the ownership of each owner of more than 5% of the issued and outstanding shares, as well as the ownership of all directors.

NAME AND                    OFFICE         TOTAL               PERCENT
ADDRESS OF                                 SHARES              OWNERSHIP
BENEFICIAL OWNER

Betty North		       Sec.	   25,179,050         92%
4 Princess Street
Orangeville, Ontario
Canada  L9W 3V5

------------------------------------------------------------------------
All Officers and                           25,179,050         92%
Directors as a
Total (5)


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ITEM 5. Other Events

Name Change:

The Shareholders of the registrant have voted to change the corporation's name to OSPREY GOLD CORP. A copy of the amended articles of incorporation, filed with the Secretary of State of Nevada, is attached to this filing as Exhibit 3.1(a) The new address for the registrant is 800 North Rainbow Blvd. Suite 308 Las Vegas, Nevada, 89107; Phone number: (702) 948-5000.

The registrant made an application to the NASD for a symbol change as a result of the change of its name. The NASD has been requested to assign a new symbol which will be assigned on May 16, 2003. Trading under the new name and symbol will be effective on Monday, May 19, 2003.


Reverse of all Outstanding Shares:

	A majority of the shareholders of the registrant, pursuant to the recommendation of the Board of Directors, voted for a reverse split of the company's common shares. All shares held as of May 16, 2003 will be subject to the reversal. As a result of the amendment to the company's articles of incorporation, each fifty (50) shares held by a shareholder on May 16, 2003 will be exchanged for one (1) share of the company's common stock. In all other respects, the registrant's capitalization will remain unchanged. A copy of the Amendment is attached as Exhibit 3.1(b).


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Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

        On April 23, 2003, the current directors of the registrant resigned, pursuant to the sale of a majority of the issued and outstanding shares by the majority shareholders. Those directors resigning were;

	Dominique M. Bellemare
	Christelle Morrison
	Yvan Guillemin


	Appointed as new directors to serve until the next regular meeting of the shareholders, or until resignation are:

Douglas Budden.............................President/Director

Mr. Budden serves as VP of Condor Gold Corporation, a
Canadian gold exploration and mining company. He brings to the company many years of experience in administration and management of small to mid-sized exploration companies in northern Ontario, Canada.


Gerald Colborne, B.Sc., M.Sc., P.Eng...........Director

Mr. Colborne is a director of Condor Gold Corporation.
He is a registered professional engineer with many years of experience. He has held various governmental positions in Canada, including serving as Deputy
Minister of the Saskatchewan Department of Industry and Commerce. In the private sector, he has held the positions of Director of the Royal Bank's Mining
Industry Department and V.P. of the Mineral Resources
Division of Abitibi Price. He as also acted as a consultant with assignments for the United Nations.
During his career he has spent much time working and consulting throughout the world.

Gerald E. Baird................................Director

Mr. Baird has been in the construction business since
1962. At the present time, his son is operating the family construction business. Mr. Baird is semi-retired and will be advising the company on all construction matters.

Peter Howe.....................................Director

Mr. Howe is a mining engineer who graduated with a B.Sc.
from Imperial College, and an A.R.S.M. at the Royal
School of Mines, London, England in 1949. He attended schools in England and Australia. He is a registered professional engineer of Ontario, Canada, and a Fellow of the Canadian and Australian Mining and Metallurgical
Societies. During his career as a consultant, Mr. Howe was in charge of exploration for several mines in Canada, England and Australia, as well as Indonesia.
Mr. Howe has served as an officer and director of several mining companies during his career.

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Index to Exhibits

Exhibit 3.1(a)  Amended Articles of Incorporation for name change.
Exhibit 3.1(b)  Amended Articles of Incorporation for reverse.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Incitations, Inc.


May 14, 2003                            By: /s/ Betty North
                                      ---------------------------
                                   	Betty North, Sec.


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